

JBT Corporation


SERVICE
24/7
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Investor Presentation
December 2012

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 8, 2012 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

Agenda

- Investment Highlights
- Company Overview
- Growth Strategies

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives, dividends and share repurchases
- Solid balance sheet and liquidity position

JBT Corporation

Market Leader with Blue Chip Customer Base

Our Systems:

- Sterilize More than 50% of the World's Shelf Stable Canned Foods
- Freeze More than 50% of the World's Frozen Foods
- Squeeze More than 75% of the World's Citrus Juices
- Load 70% of the World's Overnight Express Packages
- Board 75% of U.S. Passengers

JBT Corporation

2011 Revenue & Operating Profit by Segment



Total Revenue
$956M
JBT AeroTech
JBT FoodTech
43%
57%



Total Segment Operating Profit
$78.3M
JBT AeroTech
JBT FoodTech
46%
54%

JBT Corporation

JBT FoodTech: #1 or #2 in Core Product Offerings

Technologies	Applications		Customers
Freezing & Chilling 34% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products	KEYSTONE FOODS Nestlé Moy park ConAgra Foods Délifrance INGHAM JBS Tyson OSI WAYNE FARMS Sadia AUJAN Louis Dreyfus Citrus SOUTHERN GARDENS Sunkist CUTRALE 中粮 COFCO Florida's Natural Del Monte Campbell's StarKist Heinz
Protein Processing 16% of revenue		Poultry & Meat Seafood	
Fruit & Juice Processing 37% of revenue		Juices Beverages	
		Tomato Paste Tomato Sauces	
In-Container Processing 13% of revenue		Shelf-Stable Products Formulated Milks Beverages	

Note: % of 2011 JBT FoodTech revenue excludes aftermarket parts and service

JBT Corporation

JBT AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Gate Equipment 39% of revenue		Passenger boarding Air and power supply
Ground Support 30% of revenue		Container loading Cargo transporting Military aircraft loading Pushback/Towing Aircraft deicing
Airport Services 20% of revenue		Maintaining and monitoring airport facilities and equipment
Automated Systems 11% of revenue		Automated guided vehicle systems for material handling

Customers

FedEx, AMR, China Southern, DHL, Menzies Aviation, groundforce, Air France KLM, British Airways, Air China, Department of Defense, United, TCR, Air Mobility Command, DFW, Delta, P&G, Ford, Las Vegas McCarran International Airport, Pepsi, LAX Los Angeles World Airports

JBT Corporation

Note: % of 2011 JBT AeroTech revenue excludes aftermarket parts and services

Business Seasonality

% of Annual Segment Operating Profit


JBT FoodTech
Q1
Q2
Q3
Q4
JBT AeroTech
Q1
Q2
Q3
Q4
Historical Average 2006 - 2011

JBT Corporation

Global Footprint



Canada
3%
U.S.A
49%
EMEA
28%
Asia Pacific
12%
Latin America
8%
JBT Personnel Locations
Production Facilities
% of 2011 Revenue

More than 25% of 2011 revenue generated from emerging markets

JBT Corporation

Large Recurring Revenue Base


Revenue ($MM)
$844
$978
$1,028
$842
$880
$956
$624
35%
34%
36%
43%
43%
42%
50%
2006
2007
2008
2009
2010
2011
3Q12 YTD
Recurring Revenue
Total Revenue

Recurring revenue grew 8% in 2011

Note: Recurring revenue includes aftermarket parts and services, equipment leases and airport services

JBT Corporation

Low Capital Requirements

Capital Expenditures ($MM)



$22.7
$23.0
$22.9
$19.8
$24.3
$20.8
$17.3
2006
2007
2008
2009
2010
2011
3Q12 YTD

Adj. Working Capital as % of Sales



Selected Industrials Mean
JBT
16.8%
16.9%
8.6%
2.9%
2006
2007
2008
2009
2010
2011
3Q12 TTM

Efficient deployment of capital supports strong free cash flow generation

Notes: 1) Adjusted Working Capital (a non-GAAP measure) is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt), a reconciliation of Adjusted Working Capital to Working Capital is included in Appendix I

2) The companies included in the selected industrials sample are provided in Appendix III

JBT Corporation

Strong Free Cash Flow

- Generated average of $31M in annual free cash flow from `06-`11
- Primary uses of cash:
  - Growth initiatives
  - Quarterly dividend payments
  - Share repurchases
  - Debt repayment

Note: A reconciliation of Free Cash Flow (a non-GAAP measure) to cash provided by operations is included in Appendix II

JBT Corporation

Solid Balance Sheet & Liquidity Position

Debt Structure(1)

- **Private Placement Debt of $75MM**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt(2) of $98MM** ($300MM Facility)
- Matures in 2017
- Rate of one month LIBOR + 127.5 bps

Liquidity

	$MM
Cash and Cash Equivalents(3)	$84
Available Capacity(4)	$197
Total Liquidity	$281

Key Credit Ratios(3)(5)

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	10.6x	>3.5x
Total Debt/EBITDA(TTM)	2.5x	<3.0x

(1) Debt structure excludes $3MM of debt not associated with the credit facility.
(2) On November 30, 2012, we entered into a $300M credit agreement, which replaced the $225MM credit agreement that was set to expire in 2013.
(3) Based on 3Q 2012 actual results.
(4) Available capacity is pro forma based on the $300MM credit facility and includes $5MM of credit facilities held in the Asia Pacific region. Actual available capacity as of September 30, 2012 was $122MM.
(5) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements.

JBT Corporation

4G's – JBT's Corporate Growth Strategy

4. Grow margins
3. Grow where the world is growing fastest
2. Grow beyond the sale
1. Grow our technology advantage



4
3
2
1

Supported by bolt-on acquisitions

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives, dividends and share repurchases
- Solid balance sheet and liquidity position




SERVICE
24/7
maintenance

JBT Corporation

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT Corporation





Backup

JBT Corporation





Segment Information

JBT FoodTech Field of View



Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-Thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Convenience and ***Choice*** Drive Demand in Developed Markets

U.S. Poultry Production



100%
80%
60%
40%
20%
0%
40
30
20
10
0
1980
1985
1990
1995
2000
2005
2010
2012E
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 3.7% CAGR
Further Process = 5.0% CAGR





Source: National Chicken Council

JBT Corporation

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology


Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
India
L. America
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

JBT Corporation

We Address Multiple Needs Across the Ground Support Spectrum



Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

	Ground Suport Equipment						Gate Equipment			Airport Services	Do Not Participate		
	Loaders	Deicers	Aircraft Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air		Bag Tractors	Belt Loaders	Lav Service
JBT	•	•	•	•	•	•	•	•	•	•			
A	•		•	•	•			•	•		•	•	•
B	•	•	•	•				•	•	•	•	•	•
C			•	•		•					•	•	•
D			•					•	•		•	•	
E			•								•		
F			•										
G	•		•	•	•						•		
H		•						•		•			
I		•											•
J		•											
K	•				•								
L	•		•		•						•		
M						•							
N							•			•			
O							•						
P								•					
Q								•	•				
R										•			
S										•			
T										•			

JBT AeroTech – Customers

2011 Sales of new equipment & technical services


Automated Guided Vehicles 11%
Other 5%
Defense 9%
Airport Authorities 45%
Ground Handlers 11%
Intl. Airlines 3%
US Airlines 10%
Air Freight 6%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy



Actual Market Growth Rates: 1990 to 2010
Forecast Market Growth Rates: 2011 to 2031
2.8%
3.2%
4.6%
5.0%
4.7%
5.2%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2012-2031

JBT Corporation





Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)

(in millions)

	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	3Q12 TTM
Adjusted working capital (non-GAAP measure)	$ 24.1	$ 55.2	$ 49.6	$ 55.8	$102.4	$114.8	$ 77.4
plus: cash and cash equivalents	10.3	9.5	43.6	14.4	13.7	9.0	84.4
less: short-term debt and current portion of long-term debt	(0.2)	(1.1)	(0.6)	(0.4)	(1.7)	(4.4)	(101.1)
Working capital (GAAP measure)	$ 34.2	$ 63.6	$ 92.6	$ 69.8	$114.4	$119.4	$ 60.7
Revenue	$844.3	$978.0	$1,028.1	$841.6	$880.4	$955.8	$895.9
Adjusted working capital as a percent of revenue	2.9%	5.6%	4.8%	6.6%	11.6%	12.0%	8.6%

Note: Working capital (GAAP measure) is current assets minus current liabilities

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)

(in millions)

	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	3Q12 YTD
Free Cash Flow (non-GAAP measure)	$ 73.3	$ 10.7	$ 58.9	$ 34.3	$ (6.8)	$ 15.6	$ 50.8
plus: Capital Expenditures	22.7	23.0	22.9	19.8	24.3	20.8	17.3
Cash Provided by Operating Activities (GAAP measure)	$ 96.0	$ 33.7	$ 81.8	$ 54.1	$ 17.5	$ 36.4	$ 68.1

Appendix III

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company*
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company

* *Baldor Electric Company was acquired in January 2011 and is no longer included in the sample beginning with 2010 results.*

JBT Corporation